UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-27824                  33-0684451
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 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)               File No.)             Identification No.)




580 White Plains Road, Suite 600, Tarrytown, New York                    10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into A Material Definitive Agreement.
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On January 24, 2006, SPAR Group, Inc. (the "Registrant"), entered into Amendment
No. 7 To Third Amended And Restated Revolving Credit And Security Agreement (the
"Amendment"),   by  and  among,   SPAR  Marketing   Force,   Inc.,  SPAR,  Inc.,
SPAR/Burgoyne Retail Services, Inc., the Registrant, SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Marketing, Inc. (DE), SPAR Marketing, Inc.
(NV), SPAR Acquisition, Inc., SPAR Technology Group, Inc., SPAR/PIA Retail Services, Inc., Retail Resources, Inc., Pivotal Field Services Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Pivotal Sales Company, SPAR All Store Marketing Services, Inc., and SPAR Bert Fife, Inc., each as a "Borrower" and collectively as the "Borrowers" thereunder, and Webster Business Credit Corporation (formerly known as Whitehall Business Credit Corporation), as the "Lender" thereunder. The Amendment is dated as of January 18, 2006, and is effective as of December 31, 2005.

The Amendment provides for, among other things, an extension of the facility to January 24, 2009, changes in covenants at December 31, 2005, and beyond respecting "Net Worth", "Fixed Charge Coverage Ratio" and permitted capital expenditures, and the possible termination and release of the "Limited Guarantees" from Robert G. Brown and William H. Bartels upon satisfaction of certain financial covenant conditions at December 31, 2005.

A copy of the Amendment is attached to this Current Report on Form 8-K as
Exhibit 10.1.

Item 8.01    Other Events
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On January 26,  2006,  the  Registrant  issued a press  release  announcing  the
Amendment,  a copy of which is  attached to this  Current  Report on Form 8-K as
Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits
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10.1     Amendment  No. 7 To Third  Amended And  Restated  Revolving  Credit And
         Security Agreement dated as of January 18, 2006, by and among, SPAR Marketing Force, Inc., SPAR, Inc., SPAR/Burgoyne Retail Services, Inc., the Registrant, SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Marketing, Inc. (DE), SPAR Marketing, Inc. (NV), SPAR Acquisition, Inc., SPAR Technology Group, Inc., SPAR/PIA Retail Services, Inc., Retail Resources, Inc., Pivotal Field Services Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Pivotal Sales Company, SPAR All Store Marketing Services, Inc., and SPAR Bert Fife, Inc., each as a "Borrower" and collectively as the "Borrowers" thereunder, and Webster Business Credit Corporation (formerly known as Whitehall Business Credit Corporation), as the "Lender" thereunder.

99.1     Press Release of the Registrant dated January 26, 2006.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SPAR Group, Inc.

Date:    January 27, 2006           By:     /s/ Charles Cimitile
                                            ------------------------------------
                                            Charles Cimitile
                                            Chief Financial Officer